SUPPLEMENT DATED JUNE 26, 1998

                     To the Prospectus of
                    The Rightime Fund, Inc.
                          relating to


             THE RIGHTIME GOVERNMENT SECURITIES FUND


The following information amends and supplements the information set forth in the Prospectus dated February 1, 1998 of The Rightime Fund, Inc. relating to The Rightime Government Securities Fund:


On June 24, 1998, the shareholders of the Rightime Government Securities Fund (the "Government Fund") agreed to reorganize the Government Fund into the Rightime Blue Chip Fund (the "Blue Chip Fund"). The reorganization was completed on Friday, June 26, 1998 at which time the Government Fund shareholders became shareholders of the Blue Chip Fund. As a result of the reorganization, all references in this Prospectus to the Government Fund should be disregarded because the Government Fund no longer exists and its shares are no longer offered for sale.